                                                                    EXHIBIT 10.4


                              AMENDED AND RESTATED
                              LIMITED RENT GUARANTY

         THIS AMENDED AND RESTATED LIMITED RENT GUARANTY (this "Guaranty") is made this 15th day of June, 2001 (the "Effective Date"), by and between Marriott International, Inc., a Delaware corporation ("Guarantor"), and HPTMI Properties Trust, a Maryland real estate investment trust ("Landlord").

                                    RECITALS:

         A. Certain Affiliates of Guarantor (the "Tenants"), as tenants, are parties to those certain Lease Agreements set forth on Exhibit A attached hereto with Landlord, as landlord, (as the same are being amended simultaneously herewith) collectively, the "Existing Leases"). Certain obligations of the Tenants pursuant to the Existing Leases have been guaranteed by Guarantor pursuant to the Limited Rent Guaranties set forth on Exhibit B attached hereto (collectively, the "Existing Guaranties"). Terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Existing Leases.

         B. Pursuant to an Agreement to Assign, Release, Franchise and Manage (the "Agreement to Lease"), the Tenants have agreed to assign to an Affiliate of Landlord, and such Affiliate of Landlord has agreed to assume from the Tenants, such Existing Leases. From and after the date such Existing Leases are assigned to an Affiliate of Landlord pursuant to the Agreement to Lease, such Existing Leases shall thereafter cease to be Existing Leases, and shall thereafter constitute "Converted Leases".

         C. Pursuant to the terms of the Agreement to Lease, Guarantor has agreed to guaranty certain obligations of the Tenants pursuant to the Existing Leases on the terms and conditions hereof, with respect to each Existing Lease, until such time as such Existing Lease becomes a Converted Lease. The guaranty provided for herein shall amend and restate in their entirety, and stand in lieu of, all of the Existing Guaranties.

         D. The transactions contemplated by this Guaranty, the Existing Leases and the Agreement to Lease are of direct, material and substantial benefit to Guarantor.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor and Landlord hereby amend and restate all of the Existing Guaranties in their entirety, as follows:


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                                    SECTION 1

                                    GUARANTY

         Subject to the terms, provisions and limitations of this Guaranty, Guarantor hereby unconditionally guarantees to Landlord the full, complete and timely payment by the Tenants of all Minimum Rent (as defined in each Existing Lease) and Additional Rent (as defined in each Existing Lease) (hereunder collectively referred to as "Guaranteed Rent") due and payable under all of the Existing Leases for the Guaranty Term, without deduction by reason of any set-off (except to the extent of any set-offs to which a Tenant is expressly entitled pursuant to the terms of the Existing Leases), defense or counterclaim. For purposes hereof, it is expressly understood and agreed that Guaranteed Rent shall not include any sums for damages relating to the acceleration of any rent due under any Existing Lease in excess of the Minimum Rent and Additional Rent payable during the Guaranty Term in accordance with the terms of such Existing Lease. In the event that there is any event of default or default by a Tenant pursuant to the terms of an Existing Lease, Landlord hereby agrees to use reasonable efforts to mitigate its damages.

         A. If during the Guaranty Term, a Tenant shall fail to pay all or any portion of the Guaranteed Rent when due, Guarantor shall pay (without first requiring Landlord to proceed against such Tenant, any other person, or any other security) to Landlord all Guaranteed Rent due and unpaid. Guarantor shall make payment of such Guaranteed Rent within four (4) Business Days of receipt by Guarantor of notice from Landlord of a Tenant's failure to pay such Guaranteed Rent. Interest at the Disbursement Rate shall accrue and be owing and due by Guarantor to Landlord for any Guaranteed Rent not paid within such four (4) Business Day period.

         B. In the event Guarantor and a Tenant should each pay the same Guaranteed Rent to Landlord, Landlord shall promptly return to Guarantor the Guaranteed Rent paid by Guarantor.

                                    SECTION 2

                                  GUARANTY TERM

         Guarantor's obligations hereunder shall be limited to Guaranteed Rent accruing during a period commencing on the commencement of each of an Existing Lease and shall continue in effect as set forth below:

         (a) The Guaranty Term (the "Guaranty Term") shall be the period commencing on the Effective Date and ending on the later to occur of:

                  (i) the date on which the last Existing Lease becomes a Converted Lease; or



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                  (ii)     the last day of the  "Guaranty  Term" as  defined  in
                           that certain Guaranty from Guarantor to HPT TRS MI-135, INC. of even date herewith (the "Priorities Guaranty").

         (b) Notwithstanding any term or provision to the contrary contained herein, this Guaranty shall terminate in its entirety on the occurrence of a transfer of any interest in any property subject to an Existing Lease by
Landlord  to a Person  who  meets any one or more of the  criteria  set forth in
Section 15.1(i) through (iv) of the Existing Leases. Within fifteen (15) Business Days of its receipt of a written request therefor from Landlord, Guarantor agrees that it will advise Landlord in writing whether or not Guarantor would declare this Guaranty terminated due to the occurrence of an event set forth hereinabove. Any such written request from Landlord must contain such information as may be reasonably necessary for Guarantor to determine if such event would occur, including all information necessary for Guarantor to determine if any of the events set forth in Section 15.1(i) through (iv) of the Existing Leases would occur.

                                    SECTION 3

                      TERMINATION AS TO SPECIFIC PROPERTIES

         In the event any of the following events shall occur, this Guaranty shall be modified as set forth hereinbelow:

         (i) The termination of an Existing Lease pursuant to the terms and provisions thereof other than by reason of an Event of Default or Default by a Tenant thereunder; or

         (ii) The transfer by Landlord of a Property, or Properties, pursuant to the terms and provisions of one or more of the Existing Leases, other than a transfer to HPT or to any wholly owned subsidiary of HPT, or as permitted by
Article 20 of such Existing Lease or Existing Leases.

         As used herein, the term "Deleted Property" shall mean that Property or Properties referenced in Subsections (i) and/or (ii) hereinabove.

         In the event either of the above-described events shall occur (a) this Guaranty shall not apply to the Guaranteed Rent for the Deleted Property accruing from and after the date of such event.

                                    SECTION 4

                           CONSENT TO EXISTING LEASES

         Guarantor hereby unconditionally consents to the terms, covenants, and conditions of the Existing Leases.



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                                    SECTION 5

                              WAIVERS BY GUARANTOR

         Guarantor hereby waives notice of acceptance of this Guaranty by Landlord and any and all notices and demands of every kind and description which may be required to be given by any statute or rule of law. Guarantor agrees that the liability of Guarantor hereunder shall in no way be affected, diminished, or released by (i) any forbearance or indulgence which may be granted to any Tenant (or to any successor thereto or to any person or entity which shall have assumed the obligations thereof), or (ii) any waiver or amendment of any term, covenant, or condition in any Existing Lease, or (iii) the acceptance of additional security.

                                    SECTION 6

                             ENFORCEMENT BY LANDLORD

         A. Other Rights: Subject to the terms and provisions of this Section, Guarantor agrees that this Guaranty may be enforced by Landlord without enforcing any rights it may have against any other Person or any collateral. Guarantor further agrees that nothing herein contained shall prevent Landlord from suing on any of the Existing Leases or from exercising any other right available to it under any of the Existing Leases or against any other Person. The exercise of any of the aforementioned rights shall not constitute a legal or equitable discharge of Guarantor, it being the purpose and intent of Guarantor that its obligations under this Guaranty shall be absolute and unconditional until the termination of this Guaranty pursuant to the terms of this Guaranty.

         B. Payment of Expenses: Guarantor agrees, as principal obligor and not as a guarantor only, to pay to Landlord forthwith upon demand, in immediately available Federal funds, all costs and expenses to third parties (including court costs and reasonable legal expenses) incurred or expended by Landlord in connection with the enforcement of this Guaranty, together with interest on amounts recoverable under this Guaranty from the time such amounts become due until payment at the Disbursement Rate. Guarantor's covenants and agreements set forth in this section shall survive the termination of this Guaranty.

                                    SECTION 7

                       CLAIMS BY GUARANTOR AGAINST TENANTS

         Nothing hereunder contained shall operate as a release or discharge, in whole or in part, of any claim of Guarantor against any Tenant by subrogation or otherwise, by reason of any act done or any payment made by Guarantor pursuant to the provisions of this Guaranty; but all such claims shall be subordinate to the claims of Landlord.



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                                    SECTION 8

                                     NOTICES

         A. Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Guaranty shall be deemed adequately given if in writing and the same shall be delivered either in hand, by telecopier with written acknowledgment of receipt, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

         B. All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Guaranty upon the date of acknowledged receipt, in the case of a notice by telecopier, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Guaranty a notice is either received on a day which is not a business day or is required to be delivered on or before a specific day which is not a business day, the day of receipt or required delivery shall automatically be extended to the next business day.

         C. All such notices shall be addressed,

if to Guarantor to:        Marriott International, Inc.
                           10400 Fernwood Road, Dept. 52-924.11
                           Bethesda, Maryland 20817
                           Attn: Treasurer
                           Telecopier No. (301) 380-5067

with a copy to:            Marriott International, Inc.
                           10400 Fernwood Road, Dept. 52-923.00
                           Bethesda, Maryland 20817
                           Attn: Lodging Operations Attorney
                           Telecopier No. (301) 380-6727

and a copy to:             Marriott International, Inc.
                           10400 Fernwood Road, Dept. 52-923.00
                           Bethesda, Maryland 20817
                           Attn: Lodging - Senior Vice President, Finance
                           Telecopier No. (301) 380-3667

and a copy to:             Venable, Baetjer and Howard, LLP
                           1800 Mercantile Bank and Trust Building
                           2 Hopkins Plaza
                           Baltimore, Maryland 21201
                           Attn:  James D. Wright, Esq.
                           Telecopier: (410) 244-7742


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if to Landlord to:         HPTMI Properties Trust
                           c/o Hospitality Properties Trust
                           400 Centre Street
                           Newton Massachusetts 02458
                           Attn: Mr. John G. Murray
                           Telecopier No. (617) 969-5730

with a copy to:            Sullivan & Worcester LLP
                           One Post Office Square
                           Boston, Massachusetts 02109
                           Attn: Alexander A. Notopoulos, Esq.
                                    Sander Ash, Esq.
                           Telecopier No. (617) 338-2880

         D. By notice given as herein provided the parties hereto and their respective successors and assigns shall have the right from time to time and at any time while this Guaranty is in effect to change their respective addresses effective upon receipt by the other party of such notice and each shall have the right to specify as its address any other address within the United States of America.

                                   SECTION 11

                          APPLICABLE LAW; JURISDICTION

         This Guaranty shall be interpreted, construed, applied and enforced in accordance with the laws of the State of Maryland applicable to contracts between residents of Maryland which are to be performed entirely within Maryland, regardless of (i) where any such instrument is executed or delivered; or (ii) where any payment or other performance required by any such instrument is made or required to be made; or (iii) where any breach of any provision of any such instrument occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than the State of Maryland; or (vii) any combination of the foregoing. The parties acknowledge, consent and agree that the United States District Court of the District of Maryland and any court of competent jurisdiction in the State of Maryland shall have jurisdiction in any proceeding instituted to enforce this Guaranty or any provision hereof and any objections to venue are hereby waived.


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                                   SECTION 12

                                 BINDING EFFECT

         The rights, powers, privileges, and discretions (hereinafter referred to as the "rights") to which Landlord may be entitled hereunder shall inure to the benefit of its successors and permitted assigns. All the rights of Landlord herein are cumulative and not alternative and may be enforced successively or concurrently. Failure of Landlord to exercise any of its rights shall not be deemed a waiver thereof, and no waiver of any of Landlord's rights shall be deemed to apply to any other rights. The terms, covenants, and conditions of or imposed upon Guarantor herein shall be binding upon the successors and assigns of Guarantor.

                                   SECTION 13

                                  SEVERABILITY

         In case any provision (or any part of any provision) contained in this Guaranty shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Guaranty, but this Guaranty shall be construed as if such provision (or part thereof) had never been made to the extent it is invalid, illegal or unenforceable.

                                   SECTION 14

                                     GRAMMAR

         When used herein, the singular shall include the plural; the plural the singular; and the use of any gender shall be applicable to all genders.

                                   SECTION 15

                               TIME OF THE ESSENCE

         Time is of the essence in the performance of the obligations and undertakings of the parties hereto.

                                   SECTION 16

                                    CAPTIONS

         The captions appearing in this Guaranty are inserted only as a matter of convenience and do not define, limit, construe or describe the scope or intent of the sections of this Guaranty nor in any way affect this Guaranty.


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                                   SECTION 17

                                  MISCELLANEOUS

         A. Unenforceability of Guaranteed Obligations, Etc. If any Tenant is for any reason (other than by reason of any waiver, discharge or other event pursuant to the terms of the Existing Leases) under no legal obligation to pay any of the Guaranteed Amounts, or if any other moneys included in the Guaranteed Amounts have become unrecoverable from any Tenant by operation of law or for any other reason, the obligations of Guarantor contained in this Guaranty shall nevertheless remain in full force and effect and shall be binding upon Guarantor.

         B. Consents and Waivers. Guarantor hereby acknowledges receipt of correct and complete copies of the Existing Leases, and consents to all of the terms and provisions thereof, as the same may be from time to time hereafter amended or changed in accordance therewith or the Agreement to Lease, and waives
(a) notice of any default hereunder and any default, breach or nonperformance or any Default or Event of Default with respect to any of the Guaranteed Rent under the Existing Leases, (b) demand for performance or observance of, and any enforcement of any provision of, or any pursuit or exhaustion of rights or remedies against the Tenants, under or pursuant to the Existing Leases, or any agreement directly or indirectly relating thereto and any requirements of diligence or promptness on the part of Landlord in connection therewith, and (c) to the extent Guarantor lawfully may do so, any and all demand and notices of every kind and description with respect to the foregoing or which may be required to be given by any statute or rule of law and any defense of any kind which it may now or hereafter have with respect to this Guaranty, the Existing Leases or the Guaranteed Rent.

         C. No Impairment. The obligations, covenants, agreements and duties of Guarantor under this Guaranty shall not be affected or impaired by any waiver by Landlord of all of the Guaranteed Rent or the performance or observance by the Tenants of any of the agreements, covenants, terms or conditions contained in the Existing Leases or any indulgence in or the extension of the time for payment or performance by the Tenants of any amounts payable under or in connection with the Existing Leases or any other instrument or agreement relating to the Guaranteed Rent or of the time for performance by the Tenants of any other obligations under or arising out of any of the foregoing or the extension or renewal thereof, or the modification or amendment (whether material or otherwise) of any duty, agreement or obligation of the Tenants set forth in any of the Existing Leases, or the voluntary or involuntary sale or other disposition of all or substantially all the assets of any of the Tenants or insolvency, bankruptcy, or other similar proceedings affecting any of the Tenants or any assets of any of the Tenants, or the release or discharge of any of the Tenants from the performance or observance of any agreement, covenant, term or condition contained in any agreement, covenant, term or condition contained in any of the foregoing by operation of law, or any other cause, whether similar or dissimilar to the foregoing.

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         D.  Reimbursement,  Subrogation,  Etc.  Guarantor  hereby covenants and
agrees  that  it  shall  not  enforce  or  otherwise   exercise  any  rights  of
reimbursement, subrogation, contribution or other similar rights against the Tenants or any other person with respect to the Guaranteed Rent prior to the payment in full of the obligations of the Tenants under the Existing Leases. Until all obligations of the Tenants under the Existing Leases shall have been paid and performed in full, Guarantor shall have no right of subrogation, and Guarantor waives any defense it may have based upon any election of remedies by Landlord which destroys Guarantor's subrogation rights or Guarantor's rights to proceed against the Tenants for reimbursement, (including, without limitation, any loss of rights Guarantor may suffer by reason of any rights, powers or remedies of the Tenants in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging the indebtedness to Landlord).

         E. Remedies Cumulative. No remedy herein conferred upon Landlord is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

         F. HPT's and Landlord's Liability. THE DECLARATIONS OF TRUST ESTABLISHING HPT AND LANDLORD, A COPY OF EACH OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATIONS"), ARE DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDE THAT THE NAMES "HOSPITALITY PROPERTIES TRUST" AND "HPTMI PROPERTIES TRUST" REFER TO THE TRUSTEES UNDER THE DECLARATIONS COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HPT OR LANDLORD SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HPT OR LANDLORD. ALL PERSONS DEALING WITH HPT OR LANDLORD, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF HPT OR LANDLORD, AS APPLICABLE, FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION HEREUNDER.

         G. Counterpart. The parties agree that this Guaranty may be signed in counterpart.

         H. Other Agreements. Landlord acknowledges and agrees that any advance made by Guarantor to Landlord of amounts guaranteed pursuant to this Guaranty shall be deemed to be an advance made pursuant to the Priorities Guaranty for all purposes thereof and sums available hereunder shall be reduced pursuant to the terms of the Priorities Guaranty.

                   [Signatures appear on the following page.]



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


         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement with the intention of creating an instrument under seal.

                                   GUARANTOR:

WITNESS:                           MARRIOTT INTERNATIONAL, INC.


/s/ John M. Steiner                By: /s/ Timothy J. Grisius (SEAL)
Name: John M. Steiner              Name:   Timothy J. Grisius
                                   Title:  Authorized Signatory


                                   LANDLORD:

WITNESS:                           HPTMI PROPERTIES TRUST


/s/ John M. Steiner                By: /s/ John G. Murray (SEAL)
Name: John M. Steiner              Name:   John G. Murray
                                   Title:  President






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



                                    EXHIBIT A


                                 Existing Leases

                                    EXHIBIT B

                               Existing Guaranties

         All  of  those   certain   Limited  Rent   Guaranties   from   Marriott
International, Inc., as guarantor, to HPTMI Properties Trust or an Affiliate, pertaining to the lease agreements set forth on Exhibit A hereto.